Exhibit 99.1
Investor Presentation Financial Information as of March 31, 2011

Forward Looking Information Certain statements contained in this presentation and the accompanying slides may not be based on historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by reference to a future period or by the use of forward-looking terminology, such as “anticipate,” “believe,” “estimate,” “expect,” “foresee,” “may,” “might,” “will,” “intend,” “could,” “would” or “plan,” or future or conditional verb tenses, and variations or negatives of such terms. These forward-looking statements include, without limitation, statements about long-term prospects for shareholder value, the impact of the prevailing economy, results of operations, financial condition, the impact of branch consolidations and closings, and use of non-GAAP financial measures. We caution you not to place undue reliance on the forward-looking statements contained in this presentation, in that actual results could differ materially from those indicated in such forward-looking statements as a result of a variety of factors. These factors include, but are not limited to, conditions in the financial markets and economic conditions generally, the soundness of other financial institutions, the availability of capital, liquidity risk, the credit risk associated with real estate construction, acquisition and development loans, estimates of costs and values associated with real estate construction, acquisition and development loans in the Company’s loan portfolio, the adequacy of the Company’s allowance for credit losses to cover actual credit losses, governmental regulation and supervision of the Company’s operations, the susceptibility of the Company’s business to local economic conditions, the impact of recent legislation and regulations on service charges on core deposit accounts, changes in interest rates, the impact of monetary policies and economic factors on the Company’s ability to attract deposits or make loans, volatility in capital and credit markets, the impact of hurricanes or other adverse weather events, risks in connection with completed or potential acquisitions, dilution caused by the Company’s issuance of any additional shares of its common stock to raise capital or acquire other banks, bank holding companies, financial holding companies and insurance agencies, restrictions on the Company’s ability to declare and pay dividends, the Company’s growth strategy, diversification in the types of financial services the Company offers, competition with other financial services companies, interruptions or breaches in security of the Company’s information systems, the failure of certain external vendors to perform, the Company’s ability to improve its internal controls adequately, any requirement that the Company write down goodwill or other intangible assets, other factors generally understood to affect the financial results of financial services companies, and other factors detailed from time to time in BancorpSouth’s press releases and filings with the Securities and Exchange Commission. BancorpSouth does not undertake any obligation to update or revise forward-looking statements to reflect events or circumstances after the date of this presentation. Certain tabular presentations may not reconcile because of rounding. Unless otherwise noted, any quotes in this presentation can be attributed to company management. 2

Agenda BancorpSouth Overview Financial Highlights Credit Information Strategic Focus Capital preservation Continued growth in noninterest lines of business Continued focus on deposit relationships Branch network optimization 3

Corporate Profile $13.5 billion in assets A banking presence in 8 states 312 locations A comprehensive line of financial products and services to individuals and to small- to mid-size businesses Traditional banking and non-interest products Nation’s 25th largest insurance agency / brokerage operation Data as of March 31, 2011 Insurance ranking from Business Insurance Magazine as of December 31, 2009 4

Regional Management Structure 5

Operating Results Three Months Ended, Year Over Year Mar — 2011 Dec — 2010 Mar — 2010% Change Net interest revenue $109.4 $110.2 $111.9 (2.2) % Provision for credit losses 53.4 43.3 43.5 22.7 Noninterest revenue 68.3 74.0 63.3 7.9 Noninterest expense 130.0 123.4 120.5 7.9 Income (loss) before income taxes (5.7) 17.5 11.2 (151.2) Income tax provision (benefit) (5.2) 1.6 2.8 (286.3) Net income (loss) ($0.5) $15.9 $8.4 (105.9) % Net income (loss) per share: diluted ($0.01) $0.19 $0.10 (110.0) % Dollars in millions 6

Balance Sheet Year Over Year Mar — 2011 Dec — 2010 Mar — 2010% Change Total assets $13,547 $13,615 $13,230 2.4% Total earning assets 12,336 12,458 12,032 2.5 Securities 2,813 2,709 2,111 33.3 Short-term investments 252 322 130 93.8 Loans, net of unearned income 9,214 9,333 9,710 (5.1) Allowance for credit losses (198) (197) (189) 4.8 Total deposits 11,464 11,490 10,994 4.3 Short-term borrowings 424 443 483 (12.2) Common shareholders’ equity 1,211 1,222 1,265 (4.3) Book value per share 14.51 14.64 15.16 (4.3) % Based on period end balances Dollars in millions 7

Credit Information

Loan Portfolio NPLs as a Percent of Outstanding NPLs Outstanding Loans Consumer Mortgages $1,987 $65.6 3.3% Home Equity 531 1.7 0.3 Commercial — Non-Owner Occupied & Multi-Family 1,831 79.2 4.3 Construction, Acquisition and Development 1,089 206.5 19.0 Commercial & Industrial — Non-Real Estate 1,484 17.3 1.2 Commercial & Industrial — Owner Occupied 1,317 30.9 2.3 Agricultural 250 8.4 3.3 Credit Cards 101 3.7 3.7 All Other 623 11.8 1.9 Total Loans $9,214 $425.0 4.6% % of Loans Outstanding 11% 27% 14% 16% 12% 20% Consumer Mortgages & Home Equity Commercial — Non-Owner Occupied & Multi-Family Construction, Acquisition & Development Commercial & Industrial — Non-Real Estate Commercial & Industrial — Owner Occupied Agricultural, Credit Cards, & All Other As of March 31, 2011 Dollars in millions 9

Real Estate Construction, Acquisition and Development Loans Outstanding NPLs as a Percent of Outstanding NPLs Outstanding Loans Multi-Family Construction $21 $8.4 39.7% 1-4 Family Construction 184 11.0 6.0 Recreation and All Other Loans 64 0.7 1.1 Commercial Construction 155 20.9 13.4 Commercial Acquisition and Development 245 48.0 19.6 Residential Acquisition and Development 420 117.6 28.0 Real Estate Construction, Acquisition and Development $1,089 $206.5 19.0% $500 $400 $300 $200 $100 $0 Multi-Family 1-4 Family Recreation & All Commercial Commercial A & D Residential A & D Construction Construction Other Loans Construction As of March 31, 2011 Dollars in millions 10

NPL Formation Additions to Non-Accrual Loans Q4-09 Q1-10 Q2-10 Q3-10 Q4-10 Q1-11 $83.5 $83.5 $136.3 $166.2 $131.1 $111.2 $180.0 $135.0 $90.0 $45.0 $0.0 Q4-09 Q1-10 Q2-10 Q3-10 Q4-10 Q1-11 Based on period end balances Dollars in millions 11

Non-Accrual Loans $400.0 $300.0 $200.0 $100.0 41% 42% 36% 37% $0.0 Q2-2010 Q3-2010 Q4-2010 Q1-2011 Non-Accrual Lns Paying as Agreed All Other Non-Accrual Lns Based on period end balances Dollars in millions “Paying as Agreed” includes loans < 30 days past due with payments occurring at least quarterly. 12

Other Real Estate Owned AL AR FL LA MO MS TN * TX Other Total Consumer Mortgages $4.6 $1.1 $0.1 $0.5 $0.8 $4.0 $6.3 $0.5 $2.5 $20.5 Non-Owner Occupied 2.8 1.7 1.6 0.0 0.5 0.1 2.4 0.0 0.0 9.0 Construction, A & D 11.1 2.2 1.8 0.1 3.9 24.1 50.2 0.0 0.6 94.0 C & I — Non-Real Estate 0.2 0.0 0.0 0.2 0.0 0.0 0.0 0.0 0.0 0.4 C & I — Owner Occupied 2.2 0.1 0.2 0.0 0.1 1.6 3.9 0.2 0.3 8.6 All Other 1.1 0.1 0.0 0.0 0.2 1.3 1.2 0.0 0.0 3.9 Total $22.0 $5.2 $3.8 $0.8 $5.5 $31.1 $63.9 $0.8 $3.4 $136.4 41% 42% 36% 36% $53.4 million or 83 percent is located in Greater Memphis. Dollars in millions Categories are based on property location rather than loan origination. * Tennessee includes the greater Memphis area, a portion of which is located in Mississippi. 13

Strategic Focus

Capital Preservation Preserving capital to better position the company for economic recovery BancorpSouth capital is 100 percent common equity Well-Capitalized Tier 1 Risk-Based Capital Total Risk-Based Capital BancorpSouth, Inc. 10.65% 11.92% Well-Capitalized Minimum * 6.00% 10.00% As of March 31, 2011 * Regulatory requirements to be “well-capitalized” 15

Tangible Common Equity / Tangible Assets 9.00% 8.00% 7.53% 7.64% 7.63% 7.52% 7.29% 7.23% 7.11% 7.00% 6.95% 7.00% 6.00% 6.15% 6.34% 6.49% 5.80% 5.70% 5.00% 5.43% 4.00% 4.52% 3.65% 3.00% 3/31/09 6/30/09 9/30/09 12/31/09 3/31/10 6/30/10 9/30/10 12/31/10 3/31/11 BXS SNL U.S. Bank Peer Data from SNL Financial as of 5/6/2011 The SNL U.S. Bank peer group includes a number of publicly traded banks and bank holding companies, as compiled by SNL Financial LC. The aggregate amounts are size-weighted, calculated by consolidating all companies into a single entity. 16

Noninterest Lines of Business Over 38% of the Company’s revenue stream is derived from noninterest sources Service charges Trust income 22% 5% Card and merchant Other fees 14% 15% Insurance Mortgage lending commissions 11% 33% Mortgage production and servicing totaled $1.4 billion for fiscal year 2010. Insurance commissions were up 4.1% for Q1-2011 compared to Q1-2010. Percentages based on data for quarter ended March 31, 2011 17

Building A Stronger Deposit Base Deemphasizing commoditized deposits such as: Public deposits High-Cost single-service household accounts Increasing multi-service household accounts $1,900 $5,200 1.00% $1,800 $4,950 0.75% $4,700 0.50% $1,700 $4,450 0.25% $1,600 $4,200 0.00% Q1-2010 Q1-2011 Q1-2010 Q1-2011 Avg Bal DDAs — Noninterest Avg Bal DDAs — Interest Cost $900 0.60% $3,800 2.50% $800 0.40% $3,600 2.25% 2.00% $700 0.20% $3,400 1.75% $600 0.00% $3,200 1.50% Q1-2010 Q1-2011 Q1-2010 Q1-2011 Avg Bal Savings Cost Avg Bal CDs Cost Account balances based on quarterly averages Dollars in millions 18

Branch Network Optimization

Branch Network Optimization Consolidating / Closing 23 branches Total loans of $36 million Total deposits of $239 million Dollars based on Q1-2011 averages 20

23 Branches Alabama / Florida — 1 Northeast — 3 Arkansas — 8 South Mississippi — 1 Central Mississippi — 2 Texas / Louisiana — 2 Mid-Mississippi — 2 Tupelo — 3 Missouri — 1 21

Estimated Financial Impact Annual Revenue Attrition ( $1.4 ) Annual Expense Savings: Salaries 1.8 Other 2.6 Total annual cost savings 4.4 Fixed Asset Disposition (3.0) Year One $0.0 Year Two $3.0 Dollars in millions 22

BancorpSouth’s common stock is traded on the New York Stock Exchange under the symbol BXS. Additional information can be found at www.bancorpsouth.com. A Leading Regional Bank in the Mid-South

Appendix Reconciliation of Non-GAAP Measures As of As of As of As of As of As of As of As of As of (Dollars in Thousands) 3/31/2009 6/30/2009 9/30/2009 12/31/2009 3/31/2010 6/30/2010 9/30/2010 12/31/2010 3/31/2011 Shareholders’ Equity —> A $1,255,659 $1,274,947 $1,286,219 $1,276,296 $1,264,882 $1,240,259 $1,235,704 $1,222,244 $1,211,061 Assets —> B 13,458,364 13,297,819 13,271,873 13,167,867 13,230,190 13,421,003 13,583,015 13,615,009 13,547,237 Intangibles —> C 295,867 295,639 294,444 293,629 292,614 291,631 290,670 289,720 290,141 Tangible Common Equity —> D=A-C 959,792 979,308 991,775 982,667 972,268 948,628 945,034 932,523 920,920 Tangible Assets —> E=B-C 13,162,497 13,002,180 12,977,429 12,874,237 12,937,576 13,129,373 13,292,345 13,325,289 13,257,096 Total Equity / Total Assets (%) — > F=A/B 9.33% 9.59% 9.69% 9.69% 9.56% 9.24% 9.10% 8.98% 8.94% Tangible Common Equity / Tangible Assets (%) — > G=D/E 7.29% 7.53% 7.64% 7.63% 7.52% 7.23% 7.11% 7.00% 6.95%